UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)

August 17, 2016

Qlik Technologies Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-34803	20-1643718
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

150 N. Radnor Chester Road

Suite E220

Radnor, Pennsylvania 19087

(Address of principal executive offices, including zip code)

(888) 828-9768

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07	Submission of Matters to a Vote of Securities Holders.

On August 17, 2016, Qlik Technologies Inc. (“Qlik”) held a special meeting of stockholders (the “Special Meeting”) at the offices of Ballard Spahr LLP, 1735 Market Street, 48th Floor, Philadelphia, PA 19103.

As of the record date, July 6, 2016, there were 94,898,127 shares of common stock of Qlik eligible to be voted at the Special Meeting. At the Special Meeting, 75,540,777 shares, or approximately 79.60% of all outstanding shares of common stock, were present either in person or by proxy. Three matters were voted upon at the special meeting, with the Board of Directors of Qlik recommending a vote “FOR” in connection with each of the proposals voted upon, as further described in the definitive proxy statement filed with the Securities and Exchange Commission on July 6, 2016 (the “Definitive Proxy Statement”).

Proposal No. 1 (the “Merger Proposal”) was to consider and vote on the proposal to adopt the Agreement and Plan of Merger, dated as of June 2, 2016 (the “Merger Agreement”) by and among Qlik, Project Alpha Holding, LLC (“Parent”) and Project Alpha Merger Corp. (“Merger Sub”), pursuant to which Merger Sub will merge with and into Qlik (the “Merger”), and Qlik will become a wholly owned subsidiary of Parent.

Proposal No. 2 (the “Adjournment Proposal”) was to consider and vote on any proposal to adjourn the Special Meeting to a later date or dates if necessary or appropriate to solicit additional proxies if there were insufficient votes to adopt the Merger Agreement at the time of the Special Meeting.

Proposal No. 3 (the “Merger Compensation Proposal”) was to consider and vote on the proposal to approve, by non-binding, advisory vote, compensation that will or may become payable by Qlik to its named executive officers in connection with the Merger.

The Adjournment Proposal was not submitted for a vote. The Merger Proposal and the Merger Compensation Proposal were approved. The table below shows the final voting results from the Special Meeting.

	For	Against	Abstain	Broker Non- Votes
Proposal 1 – The Merger Proposal	73,550,656	1,257,974	732,147	0
Proposal 3 – The Merger Compensation Proposal	67,831,269	6,815,055	894,453	0

Item 8.01	Other Events.

On August 17, 2016, the Company issued a press release announcing the results of the Special Meeting and that the Company expected the Merger to close on August 22, 2016, which is attached hereto as Exhibit 99.1 and incorporated herein by reference.

NOTE ON FORWARD-LOOKING STATEMENTS

This Current Report on Form 8-K contains “forward-looking statements” that do not directly or exclusively relate to historical facts. Stockholders are cautioned that any forward-looking statements are not guarantees of future performance and may involve significant risks and uncertainties, and that actual results may vary materially from those in the forward-looking statements. Factors that may contribute to such differences include, but are not limited to, the possibility that the Merger will not close when expected, if at all. Additional factors that could cause results to differ materially from those anticipated in forward-looking statements can be found in the risks detailed in the Company’s filings with the Securities and Exchange Commission (“SEC”), including in its most recent filings on Forms 10-K and 10-Q, factors and matters described or incorporated by reference in this document or in the Definitive Proxy Statement.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits.

99.1	Press Release dated August 17, 2016

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

QLIK TECHNOLOGIES INC.

By:	/s/ Timothy MacCarrick
Timothy MacCarrick Chief Financial Officer and Treasurer

Dated: August 17, 2016

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